SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

THE COOPER COMPANIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

THE COOPER COMPANIES, INC.

To Be Held On:

March 17, 2014 at 8:00 a.m., (P.D.T.)

at 6140 Stoneridge Mall Road, Suite 145, Pleasanton CA 94588

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 3/1/14.

Please visit investor.coopercos.com/financials.cfm, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders

• Proxy Statement

• Form of Electronic Proxy Card

• Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)

E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

PLEASE NOTE THAT YOU CANNOT USE THIS NOTICE TO VOTE BY MAIL.

In their discretion, the proxies are authorized to vote for the election of such substitute nominee(s) for directors as such proxies may select in the event that any nominee(s) named herein become unable to serve, and on such other matters as may properly come before the meeting or any adjournments or postponements thereof. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEMS 1 THRU 3.	1.	ELECTION OF EIGHT DIRECTORS. A. Thomas Bender Michael H. Kalkstein Jody S. Lindell Gary S. Petersmeyer Steven Rosenberg Allan E. Rubenstein, M.D. Robert S. Weiss Stanley Zinberg, M.D.
	2.	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for The Cooper Companies, Inc. for the fiscal year ending October 31, 2014;
	3.	An advisory vote on the compensation of our named executive officers as presented in the Proxy Statement; and
	4.	The transaction of any other business that my properly come before the meeting or any continuations, adjournment or postponements thereof.